SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2004

THE YORK WATER COMPANY

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-690	23-1242500

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 East Market Street York, Pennsylvania	17401

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 845-3601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
UNDERWRITING AGREEMENT
AGREEMENT BETWEEN YORK AND BRUCE C. MCINTOSH
AGREEMENT BETWEEN YORK AND JEFFREY R. HINES, P.E.
AGREEMENT BETWEEN YORK AND DUANE R. CLOSE
AGREEMENT BETWEEN YORK AND JEFFREY S. OSMAN
AGREEMENT BETWEEN YORK AND KATHLEEN M. MILLER
AGREEMENT BETWEEN YORK AND VERNON L. BRACEY
FORM OF SUPPLEMENTAL RETIREMENT PLAN
FORM OF DEFERRED COMPENSATION AGREEMENT

Item 5. Other Events.

     On May 27, 2004, The York Water Company, a Pennsylvania corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration No. 333-115937) (the “Registration Statement”). The Company filed Amendment No. 1 to the Registration Statement on July 9, 2004. The Commission declared the Registration Statement effective on July 15, 2004. On July 15, 2004, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) relating to the offering of up to 477,250 shares (including an option to purchase up to 62,250 shares) of its common stock, without par value (the “Shares”). On July 16, 2004, the Company filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, relating to the offering of the Shares. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is hereby incorporated into such Registration Statement by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are incorporated by reference into the Company’s Registration Statement:

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated July 15, 2004, between The York Water Company and Janney Montgomery Scott LLC.

10.1	Agreement, made as of January 26, 1999, between The York Water Company and Bruce C. McIntosh.

10.2	Agreement, made as of January 26, 1999, between The York Water Company and Jeffrey R. Hines, P.E.

10.3	Agreement, made as of January 26, 1999, between The York Water Company and Duane R. Close.

10.4	Agreement, made as of December 18, 2003, between The York Water Company and Jeffrey S. Osman.

10.5	Agreement, made as of December 15, 2003, between The York Water Company and Kathleen M. Miller.

10.6	Agreement, made as of December 15, 2003, between The York Water Company and Vernon L. Bracey.

Exhibit Number	Exhibit Title
10.7	Form of Supplemental Retirement Plan by and between The York Water Company and each of the individuals listed on Schedule 10.7 thereto, which plans are identical in all material respects except as indicated in Schedule 10.7.

10.8	Form of Deferred Compensation Agreement by and between The York Water Company and each of the individuals listed on Schedule 10.8 thereto, which agreements are identical in all material respects except as indicated in Schedule 10.8.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YORK WATER COMPANY (Registrant)
By:	/s/ Kathleen M. Miller
Kathleen M. Miller
Chief Financial Officer

Dated: July 16, 2004

Exhibit Index

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated July 15, 2004, between The York Water Company and Janney Montgomery Scott LLC.

10.1	Agreement, made as of January 26, 1999, between The York Water Company and Bruce C. McIntosh.

10.2	Agreement, made as of January 26, 1999, between The York Water Company and Jeffrey R. Hines, P.E.

10.3	Agreement, made as of January 26, 1999, between The York Water Company and Duane R. Close.

10.4	Agreement, made as of December 18, 2003, between The York Water Company and Jeffrey S. Osman.

10.5	Agreement, made as of December 15, 2003, between The York Water Company and Kathleen M. Miller.

10.6	Agreement, made as of December 15, 2003, between The York Water Company and Vernon L. Bracey.

10.7	Form of Supplemental Retirement Plan by and between The York Water Company and each of the individuals listed on Schedule 10.7 thereto, which plans are identical in all material respects except as indicated in Schedule 10.7.

10.8	Form of Deferred Compensation Agreement by and between The York Water Company and each of the individuals listed on Schedule 10.8 thereto, which agreements are identical in all material respects except as indicated in Schedule 10.8.